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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:         Nov 21, 1995
Series Number of Class A-1 Certificates: 441919AG2
Series Number of Class A-2 Certificates:       N/A
Original Sale Balance:     $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                    02/22/2000

Investor Certificateholder Floating Allocation            91.42%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                    5,058,980.67
     Aggregate Amount of  Interest Collections      1,487,923.77
     Aggregate Amount of  Principal                 3,571,056.90
Collections

           Int. Collections Alloc. to Investor      1,360,190.47
Class A Principal Collections                       3,258,296.46
Seller Interest Collections                           127,733.30
Seller Principal Collections                          312,760.44

Weighted Average Loan Rate                                13.56%
Net Loan Rate                                             12.56%

Weighted Average Maximum Loan Rate                        19.09%

Class A-1 Certificate Rate                               6.0575%
Maximum Investor Certificate Rate                       12.9500%
Class A-1 Certificate Interest Distributed            695,837.06
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest                       0.00
Shortfall Received
Unpaid Class A-1 Certificate Interest                       0.00
Shortfall Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00


Maximum Principal Dist. Amount (MPDA)               3,496,064.71
Alternative Principal Dist. Amount (APDA)           3,258,296.46
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount            3,258,296.46
(SPDA)

Principal  allocable to Class A-1                   3,258,296.46

SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00

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Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         167,353.73
Amount

Cumulative Investor Liquidation Loss Amount           167,353.73

Total Principal allocable to A-1                    3,425,650.19


Beginning Class A-1 Certificate Principal         125,314,894.43
Balance

Ending Class A-1 Certificate Principal Balance    121,889,244.24

Pool Factor (PF)                                       0.1911508

Servicer Certificate (Page 2 of  3)

Distribution Date:                                    02/22/2000

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                            107,140.22
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount            167,353.73
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            140,641,902.54
Ending Pool Balance                               137,200,539.02
Beginning Invested Amount                         128,568,263.43
Ending Invested Amount                            125,142,613.24
Beginning Seller Principal Balance                 12,073,639.11
Ending Seller Principal Balance                    12,057,925.78
Additional Balances                                   312,760.44

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                    0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans               0.00
Purchased in Period
Principal Collections to purchase Additional                0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                      0.00
Ending Pre-Funding Account Balance                          0.00
Pre-Funding Earnings                                        0.00

Beginning Capitalized Interest Account                      0.00
Capital Interest Requirement (Transferred to                0.00
Collection Account)
Ending Capitalized Interest Account                         0.00

Beginning Spread Account Balance                    6,506,737.00
Ending Spread Account Balance                       6,506,737.00

Beginning Seller Interest                                8.5847%
Ending Seller's Interest                                 8.7885%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                         101
     Trust Balance                                  3,174,111.26
   90+ days (Del Stat 3+)
     No. of Accounts                                         175
     Trust Balance                                  5,493,989.97
   270+ days (Del Stat 9+)
     No. of Accounts                                         100
     Trust Balance                                  3,072,543.36
   REO
     No. of Accounts                                          29
     Trust Balance                                  1,105,083.35
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Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw                       No
Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                    02/22/2000

Event of Default ?                                            No
   Failure by Servicer to make payment within                 No
5 Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer                    N/A
(Paid directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          440,493.74
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  4.44%

Total  Available Funds
     Aggregate Amount of Collections                5,058,980.67
     Deposit for principal not used to                      0.00
purchase subsequent loans
     Interest Earnings on the Pre-Funding                   0.00
Account
     Deposit from Capitalized Interest Account              0.00
     Total                                          5,058,980.67


Application of Available Funds
     Servicing Fee                                    107,140.22
     Prinicpal and Interest to Class A-1            4,121,487.25

     Seller's portion of Principal and                440,493.74
Interest
     Funds deposited into Funding Account                   0.00
(Net)
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  389,859.46
     Total                                          5,058,980.67

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

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Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                    02/22/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000)

Class A Certificateholder Floating Allocation           91.4153%
Percentage
Class A Certificateholder Fixed Allocation              97.9000%
Percentage

Beginning Class A-1 Certificate Balance           125,314,894.43


Class A-1 Certificate Rate                             6.057500%

Class A-1 Certificate Interest Distributed              1.091235

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate                  0.000000
Interest Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             5.372221

   Maximum Principal Distribution Amount                5.482647
   Scheduled Principal  Distribution Amount             5.109771
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.262450
Distributed

Total Amount Distributed to Certificateholders          6.463456

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              121,889,244.24


Class A-1 Factor                                       0.1911508

Pool Factor (PF)                                       0.1911508

Unreimbursed Liquidation Loss Amount                       $0.00
Accrued Interest on Unreimbursed Liquidation               $0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                  $0.00
Liquidation Loss Amount

Class A Servicing Fee                                 107,140.22

Beginning Invested Amount                         128,568,263.43
Ending Invested Amount                            125,142,613.24
Beginning Pool Balance                            140,641,902.54
Ending Pool Balance                               137,200,539.02

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                    02/22/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         101
     Trust Balance                                  3,174,111.26

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   90+ days (Del Stat 3+)
     No. of Accounts                                         175
     Trust Balance                                  5,493,989.97

   REO
     No. of Accounts                                          29
     Trust Balance                                  1,105,083.35

Aggregate Liquidation Loss Amount for                 174,498.19
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00

Pre-Funded Amount (Ending)                                  0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                           0
     Trust Balance                                          0.00

Capitalized Interest Account (Ending)                       0.00

Earnings on the Pre-Funding Account                         0.00



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